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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):            OCTOBER 20, 2000
                                                               ----------------

                       BANC ONE AUTO GRANTOR TRUST 1997-B
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                    (Issuer with respect to the Certificates)


                              BANK ONE, TEXAS, N.A.
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             (Exact name of registrant as specified in its charter)


                                  UNITED STATES
                                  -------------
         (State or other jurisdiction of incorporation or organization)


              333-38681                             75-2270994
      ------------------------         ------------------------------------
      (Commission File Number)         (IRS Employer Identification Number)



1717  MAIN STREET, DALLAS, TEXAS                                       75201
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(Address of principal executive offices)                             (Zip Code)


                  (214) 290-7437
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Registrant's telephone number, including area code


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ITEM 5.       OTHER EVENTS

              On October 20, 2000, the Banc One Auto Grantor Trust 1997-B (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.29% Asset Backed Certificates and Class B 6.46% Asset Backed Certificates. Exhibit
              99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

              This report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporate Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Banc One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from September 20, 2000 through October 19, 2000 and for the Collection Period from September 1, 2000 through September 30, 2000.

ITEM 7.       EXHIBITS

              See page 4 for Exhibit Index.


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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BANC ONE AUTO GRANTOR TRUST 1997-B

                                   By:   Bank One, Texas, N.A., as Servicer
                                           on behalf of the Trust


                                   By:     /s/  Tracie H. Klein
                                           --------------------
                                   Name:   Tracie H. Klein
                                   Title:  Vice President



Date:  OCTOBER 20, 2000
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EXHIBIT INDEX


Exhibit       Description                                                  Page
-------       -----------                                                  ----

99.1          Monthly Statement and Additional Information.................5-13